Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K/A of Yellowcake Mining Inc. for the year ended July 31, 2008, the undersigned, Lisa Lopomo, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to her knowledge:

     1. the Form 10-K/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of Yellowcake Mining Inc.

March 15, 2010


/s/ Lisa Lopomo
--------------------------------------------
Lisa Lopomo
President, Secretary, Treasurer and Director
Principal Executive Officer, Principal
Financial Officer and Principal Accounting Officer


A signed original of this written statement required by Section 906 has been provided to Yellowcake Mining Inc. and will be retained by Yellowcake Mining Inc. and furnished to the Securities and Exchange Commission or its staff upon request.